                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 24, 2003

                            RELIANT RESOURCES, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                       1-16455                76-0655566
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
      of Incorporation)                                     Identification No.)


                     1111 LOUISIANA STREET
                        HOUSTON, TEXAS                       77002
           (Address of Principal Executive Offices)       (Zip Code)


       Registrant's telephone number, including area code: (713) 497-3000

                         ------------------------------

ITEM 5.  OTHER EVENTS.

(a)  RESTATEMENTS.

     Reliant Resources has determined that its consolidated financial statements for 2000 and 2001 should be restated from amounts previously reported to reflect all of the transactions described herein. In addition, the unaudited quarterly financial data for the interim periods ended March 31, 2001 and 2002, June 30, 2001 and 2002, September 30, 2001 and 2002, and December 31, 2000 and 2001 should be restated from amounts previously reported to reflect all of the transactions described herein.

     As previously disclosed in our Annual Report on Form 10-K Amendment No. 2 for the year ended December 31, 2001, subsequent to the issuance of our financial statements as of and for the year ended December 31, 2001, we identified four natural gas financial swap transactions that should not have been recorded in our records. We have concluded, based on the offsetting nature of the transactions and manner in which the transactions were documented, that none of the transactions should have been given accounting recognition. We previously accounted for these transactions in our financial statements as a reduction in revenues in December 2000 and an increase in revenues in January 2001, with the effect of decreasing net income in the fourth quarter of 2000 and increasing net income in the first quarter of 2001, in each case by $20.0 million pre-tax ($12.7 million after-tax) and the effect of increasing basic and diluted earnings per share by $0.05 in the first quarter of 2001. There were no cash flows associated with the transactions.

     We have also determined that we incorrectly calculated hedge ineffectiveness for 2001 and 2002 for hedging instruments entered into prior to the adoption of SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities," as amended (SFAS No. 133). These hedging instruments included long-term forward contracts for the sale of power in certain markets through December 2006. The amount of hedge ineffectiveness for these forward contracts was calculated using the trade date. However, the proper date for the hedge ineffectiveness calculation is hedge inception, which for these contracts was deemed to be January 1, 2001, concurrent with the adoption of SFAS No. 133. In addition, we did not record the amount of ineffectiveness for any hedging instruments during the first three quarters of 2001. These errors in accounting for hedge ineffectiveness resulted in an understatement of revenues of $28.7 million ($18.6 million after-tax) and earnings per share of $0.07 in 2001, and an overstatement of revenues of $12.3 million ($8.0 million after-tax) and earnings per share of $0.03 in 2002.

OTHER ADJUSTMENTS TO RESULTS OF OPERATIONS FOR 2002.

     We also have revised our previously announced annual and fourth quarter results of operations for 2002. Subsequent to our December 31, 2002 earnings release as filed on Form 8-K dated January 30, 2003, we determined that adjustments should be recorded in the fourth quarter of 2002 for (a) an impairment of our European energy segment's goodwill, (b) the hedge ineffectiveness miscalculation issue, discussed above, and (c) adjustments identified in the normal course of preparing our consolidated financial statements to be included in our Annual Report on Form 10-K for the year ended December 31, 2002.

     Goodwill is required to be tested for impairment at least annually. We perform our annual test for indications of goodwill impairment as of November
1. In estimating the fair value of our European energy segment for the annual impairment test, we considered the sales price in the agreement that we signed in February 2003 to sell our European energy operations to a Netherlands-based electricity distributor. We concluded that the sales price reflects the best estimate of fair value of our European energy segment as of November 1, 2002, to use in our annual impairment test. Based on our annual impairment test, we determined that an impairment of the full amount of our European energy segment's net goodwill of $482 million should be recorded in the fourth quarter of 2002. This goodwill impairment will be reflected in our 2002 results of operations in our consolidated financials statements included in our Annual Report on Form 10-K for the year ended December 31, 2002.

     The hedge ineffectiveness miscalculation, discussed above, resulted in an understatement of revenues of $4.2 million ($2.7 million after-tax) and basic and diluted earnings per share of $0.01 for the quarterly period ended December 31, 2002.

     In addition, we identified adjustments in the normal course of preparing our consolidated financial statements to be included in our Annual Report on Form 10-K for the year ended December 31, 2002 of $9.6 million pre-tax ($5.7 million after-tax) that will have the effect of decreasing the net loss and basic and diluted loss per share of $0.02 for the quarterly period ended December 31, 2002.

     As a result of the restatements and other adjustments discussed above, our annual financial statements for 2000, annual and quarterly financial statements for 2001, and quarterly financial statements for the first three quarters of 2002 will be restated, and the previously announced fourth quarter and annual results for 2002 will be adjusted.

CONDENSED FINANCIAL INFORMATION FOR 2000, 2001 AND 2002, AS RESTATED AND
ADJUSTED.

     The following is our restated condensed annual financial information for 2000 (in millions):

     Total revenues (1)...............................    $     3,475
     Operating income.................................            458
     Income tax expense...............................             96
     Income before extraordinary item.................            215
     Net income.......................................            223
     ---------------
     (1) Beginning with the quarter ended September 30, 2002, we now report all energy trading and marketing activities on a net basis as allowed by Emerging Issues Task Force (EITF) Issue No. 98-10, "Accounting for Contracts involved in Energy Trading and Risk Management Activities" (EITF No. 98-10). Comparative revenue information for prior periods has been reclassified to conform to this presentation.

     The following presents our restated condensed annual and quarterly financial information for 2001 and for the first three quarters of 2002 and adjusted fourth quarter and annual results for 2002:

                                                              YEAR ENDED DECEMBER 31, 2001
                                     -------------------------------------------------------------------------------
                                     FIRST QUARTER   SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER      TOTAL
                                     --------------- --------------- --------------- --------------- ---------------
                                     (AS RESTATED)   (AS RESTATED)   (AS RESTATED)   (AS RESTATED)   (AS RESTATED)
                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Total revenues (1).................    $     1,512     $     1,657     $     2,535     $       796     $     6,500
Operating income (loss)............             97             275             425             (27)            770
Income tax expense (benefit)........            25             113             176             (40)            274
Income before cumulative effect of
  accounting change................             68             216             262              14             560
Net income.........................             71             216             262              14             563

Basic and diluted earnings per
  share:
  Income before cumulative effect
    of accounting change............   $      0.28     $      0.78     $      0.87     $      0.05     $      2.02
  Net income........................   $      0.29     $      0.78     $      0.87     $      0.05     $      2.03

                                                              YEAR ENDED DECEMBER 31, 2002
                                     -------------------------------------------------------------------------------
                                     FIRST QUARTER   SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER      TOTAL
                                     --------------- --------------- --------------- --------------- ---------------
                                     (AS RESTATED)   (AS RESTATED)   (AS RESTATED)   (AS ADJUSTED)    (AS RESTATED
                                                                                                      AND ADJUSTED)
                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues (1).......................    $     1,754     $     2,225     $     5,225     $     2,138     $    11,342
Trading margin......................            53             119             119              19             310
                                     --------------- --------------- --------------- --------------- ---------------
  Total revenues (1)................         1,807           2,344           5,344           2,157          11,652
General, administrative and
  development.......................           113             167             224             161             665
Operating income (loss)............            165             328             271            (550)            214
Income tax expense (benefit)........            42             104             138             (36)            248
Income (loss) before cumulative
  effect of accounting change......             96             176              51            (586)           (263)
Net (loss) income (2)..............           (138)            176              51            (586)           (497)

Basic earnings (loss) per share:
  Income (loss) before cumulative
    effect of accounting change.....   $      0.33     $      0.61     $      0.17     $     (2.02)    $     (0.91)
  Net (loss) income (2).............   $     (0.48)    $      0.61     $      0.17     $     (2.02)    $     (1.71)

Diluted earnings (loss) per share:
  Income (loss) before cumulative
    effect of accounting change.....   $      0.33     $      0.60     $      0.17     $     (2.02)    $     (0.91)
  Net (loss) income (2).............   $     (0.48)    $      0.60     $      0.17     $     (2.02)    $     (1.71)

-----------------
(1) Beginning with the quarter ended September 30, 2002, we now report all energy trading and marketing activities on a net basis as allowed by EITF No. 98-10. Comparative revenue information for prior periods has been reclassified to conform to this presentation.
(2) During the third quarter of 2002, we completed the transitional impairment test for the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets," on our consolidated financial statements, including the review of goodwill for impairment as of January 1, 2002. Based on this impairment test, we recorded an impairment of our European energy segment's goodwill of $234 million, net of tax as a cumulative effect of a change in accounting.

EFFECTS OF RESTATEMENTS AND OTHER ADJUSTMENTS.

     2000 Quarterly Restatement Impacts. The effect of the four natural gas financial swap transactions is an understatement of revenues of $20.0 million and net income of $12.7 million for the fourth quarter of 2000.

     2001Quarterly Restatement Impacts. A summary of the principal combined effects of the four natural gas financial swap transactions and the hedge ineffectiveness issues for 2001 is as follows (increase (decrease)):

                                                              YEAR ENDED DECEMBER 31, 2001
                                     -------------------------------------------------------------------------------
                                     FIRST QUARTER   SECOND QUARTER  THIRD QUARTER   FOURTH QUARTER      TOTAL
                                     --------------- --------------- --------------- --------------- ---------------
                                                        (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues...........................    $       (17)    $       (19)    $        73     $       (28)    $         9
Operating income...................            (17)            (19)             73             (28)              9
Income before cumulative effect of
  accounting change................            (11)            (12)             48             (19)              6
Net income.........................            (11)            (12)             48             (19)              6

Basic and diluted earnings per
  sharee...........................    $     (0.05)    $     (0.04)    $      0.16     $     (0.06)    $      0.02

     2002 Quarterly Restatement Impacts. A summary of the principal effects of the hedge ineffectiveness miscalculation for the quarterly periods ended March 31, 2002, June 30, 2002 and September 30, 2002 is as follows (increase (decrease)):

                                                                  NINE MONTHS ENDED SEPTEMBER 30, 2002
                                                     ---------------------------------------------------------------
                                                     FIRST QUARTER   SECOND QUARTER  THIRD QUARTER       TOTAL
                                                     --------------- --------------- --------------- ---------------
                                                                (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)
Revenues..........................................     $        (1)    $        (4)    $       (11)    $       (16)
Operating income..................................              (1)             (4)            (11)            (16)
Income before cumulative effect of accounting
  change..........................................              (1)             (3)             (7)            (11)
Net income........................................              (1)             (3)             (7)            (11)

Basic and diluted earnings per share...............    $         -     $     (0.01)    $     (0.03)    $     (0.04)

     Fourth Quarter of 2002 Other Adjustments Impacts. A summary of the principal combined effects on the fourth quarter of 2002 of (a) the impairment of our European energy segment's goodwill, (b) the hedge ineffectiveness miscalculation issue, discussed above, and (c) the adjustments identified in the normal course of preparing our consolidated financial statements to be included in our Annual Report on Form 10-K for the year ended December 31, 2002 is as follows (increase (decrease)) (in millions, expect per share amounts):

    Total revenues...............................................   $     15
    Operating loss...............................................       (468)
    Loss before cumulative effect of accounting change...........       (473)
    Net loss.....................................................       (473)

    Basic and diluted loss per share.............................   $  (1.63)


     (b) Attached hereto as Exhibit 99.1 and incorporated by reference herein is the text of Reliant Resources, Inc.'s press release dated March 21, 2003.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)      Exhibits.

99.1     Press release issued by Reliant Resources, Inc. on March 21, 2003.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RELIANT RESOURCES, INC.
                                                   (Registrant)



Date: March 24, 2003                 By:      /s/ Mark M. Jacobs
                                        -----------------------------------
                                              Mark M. Jacobs
                                              Executive Vice President and
                                              Chief Financial Officer

                                 EXHIBIT INDEX

Exhibit
Number   Exhibit Description
------   -------------------
99.1     Press release issued by Reliant Resources, Inc. on March 21, 2003.